UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE

In re: CIBER, Inc., *et. al.*
Debtor

Case No. 17-10772
Reporting Period: November & December 2017

Monthly Operating Report For the Period
From November 1, 2017 to December 31, 2017

REQUIRED DOCUMENTS	Form No.	Document Attached	Explanation Attached
Schedule of Cash Receipts and Disbursements	MOR-1	x	
Bank Reconciliation (or copies of debtor's bank reconciliations)	MOR-1a	x	
Declaration Regarding the Status of Bank Reconciliations	MOR-1a(Dec)	x	
Schedule of Cash Disbursements by Legal Entity and Estimated Trustee Fees	MOR-1b	x	
Declaration Regarding the Schedule of Cash Disbursements	MOR-1b(Dec)	x	
Schedule of Professional Fees Paid	MOR-1c	x	
Copies of bank statements			
Cash disbursements journals			
Statement of Operations	MOR-2	x	
Balance Sheet	MOR-3	x	
Status of Post-petition Taxes	MOR-4a	x	
Declaration Regarding the Status of Post-Petition Taxes	MOR-4a(Dec)	x	
Copies of IRS Form 6123 or payment receipt			
Copies of tax returns filed during reporting period			
Consolidated Aging of Accounts Payable not Subject to Compromise	MOR-4b	x	
Accounts Receivable Reconciliation and Aging	MOR-5	x	
Debtor Questionnaire	MOR-6	x	

This Monthly Operating Report ("MOR") has been prepared solely for the purpose of complying with the monthly reporting requirements applicable in the Debtors' chapter 11 cases and is in a format acceptable to the United States Trustee. The financial information contained herein is limited in scope and covers a limited time period. Moreover, such information is preliminary and unaudited, and is not prepared in accordance with U.S. GAAP.

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

Signature of Authorized Individual [1]

26-Jan-18
Date

Christian Mezger
Printed Name of Authorized Individual

Chief Financial Officer
Title of Authorized Individual

[1] Signatory is duly authorized by the Debtors to sign this monthly operating report.

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE

In re: CIBER, Inc., et. al.
Debtor

Case No. **17-10772**
Reporting Period: **November & December 20**

General Notes

Debtor-in-Possession Financial Statements
The financial statements and supplemental information contained herein are unaudited, preliminary, and may not comply with generally accepted accounting principles in the United States of America ("U.S. GAAP") in all material respects.

Financial Accounting Standards Board Accounting Standards Codification 852, (Reorganizations) ("ASC 852"), which is applicable to companies in chapter 11, requires that financial statements for periods after the filing of a chapter 11 petition distinguish transactions and events that are directly associated with the reorganization from the ongoing operations of the business. The financial statements have been prepared in accordance with ASC 852. The unaudited financial statements have been derived from the books and records of the Debtors. This information, however, has not been subject to procedures that would typically be applied to financial information presented in accordance with U.S. GAAP, and upon application of such procedures, the Debtors believe that the financial information could be subject to changes, and these changes could be material. The information furnished in this report includes preliminary normal recurring adjustments.

The results of operations contained herein are not necessarily indicative of results which may be expected from any other period or for the full year and may not necessarily reflect the results of operations, financial position and cash flows of the Debtors in the future.

The information contained herein is provided to fulfill the requirements of the Office of the United States Trustee.

Intercompany Transactions
Intercompany transactions between the Debtors and between the Debtors and non-Debtor affiliates have not been eliminated in the financial statements contained herein. No conclusion as to the legal obligation related to these intercompany transactions is made by the presentation herein.

Liabilities Subject to Compromise
As a result of the chapter 11 filings, the payment of prepetition indebtedness is subject to compromise or other treatment under a plan of reorganization. The determination of how liabilities will ultimately be settled or treated cannot be made until the Bankruptcy Court approves a chapter 11 plan of reorganization. Accordingly, the ultimate amount of such liabilities is not determinable at this time. ASC 852 requires prepetition liabilities that are subject to compromise to be reported at the amounts expected to be allowed as claims, even if they may be settled for lesser amounts. The amounts currently classified as liabilities subject to compromise are preliminary and may be subject to future adjustments depending on Court actions, further developments with respect to disputed claims, determinations of the secured status of certain claims, the values of any collateral securing such claims, rejection of executory contracts, continued reconciliation or other events.

Reorganization Items

ASC 852 requires expenses and income directly associated with the chapter 11 filings to be reported separately in the income statement as reorganization items. Reorganization items includes expenses related to legal advisory and representation services, other professional consulting and advisory services, debtor-in-possession financing fees and changes in liabilities subject to compromise recognized as there are changes in amounts expected to be allowed as claims.

In re: CIBER, Inc., et. al.
Debtor

Case No. 17-10772
Reporting Period: November & December 2017

MOR-1: Schedule of Cash Receipts and Disbursements
For the period 11/01 through 12/31
(US Dollars in Thousands)

	Period from Nov, 01, 2017 - Dec. 31, 2017
Beginning cash balance	34,588
Total cash receipts	13,541
Total cash disbursements	(17,826)
Debtors' net cash flow	(4,285)
(To) - Non-Debtors	(539)
Net cash flow	(4,824)
Receipts collected on behalf of and remitted to HTC	(12,541)
WF Loan Paydown	-
Misc. Collections - Reimbursements and AP Refunds	-
Other	(12,541)
Ending cash balance	17,223

In re: CIBER, Inc., et. al.
Debtor

Case No. 17-10772
Reporting Period: November & December 2017

MOR-1a: BANK RECONCILIATIONS

DEBTOR	BANK NAME	Account Description	(last 4 digits only)	GL Balance	Reconciling Items Book	Reconciling Items Bank	Bank Balance
CIBER, Inc.	Wells Fargo Bank	Corporate Master account	9167	14,555,803	13,088	519,588	15,088,478
CIBER, Inc.	Wells Fargo Bank	Lockbox Depository account	9159	-	-	-	-
CIBER, Inc.	Wells Fargo Bank	NA Operating account	7093	-	-	-	-
CIBER, Inc.	Wells Fargo Bank	Corporate Controlled Disbursement account	1371	-	-	-	-
CIBER, Inc.	Wells Fargo Bank	Accounts Payable Controlled Disbursement account	1352	-	-	-	-
CIBER, Inc.	Wells Fargo Bank	Payroll Controlled Disbursement account	1367	2,107,711	-	2,799	2,110,510
CIBER, Inc.	Wells Fargo Bank	Canadian Operating account	1840	-	-	-	-
CIBER, Inc.	Wells Fargo Bank	Professional Fee Carve-Out	9095	-	-	-	-
CIBER, Inc.	Wells Fargo Bank	Sales Commissions	9103	-	-	-	-
CIBER, Inc.	Bank of America	Healthcare account	9175	24,000	-	-	24,000
CIBER, Inc.	HSBC Bank	Corporate Master account	6404	-	-	-	-
CIBER, Inc.	HSBC Bank	NA Operating account	6447	-	-	-	-
CIBER, Inc.	HSBC Bank	Accounts Payable account	8863	-	-	-	-
CIBER, Inc.	HSBC Bank	Receivables account	6455	-	-	-	-
CIBER, Inc.	HSBC Bank	Accounts Payable account	8871	-	-	-	-
CIBER, Inc.	HSBC Bank	Payroll account	8880	-	-	-	-
CIBER, Inc.	N/A	Petty Cash	n/a	234	-	-	234
Total				$ 16,687,748	13,088	522,387	17,223,223

In re: CIBER, Inc., et. al.
Debtor

Case No. 17-10772
Reporting Period: November & December 2017

MOR 1a(Dec): DECLARATION REGARDING THE STATUS OF BANK RECONCILIATIONS OF THE DEBTORS

Christian Mezger hereby declares under penalty of perjury:

1. I am the chief financial officer of Ciber, Inc. In that capacity I am familiar with the above-captioned debtors and debtors-in-possession (collectively the "Debtors") day-to-day operations, business affairs and books and records. I am authorized to submit this Declaration on behalf of the Debtors.

2. All statements in the Declaration are based on my personal knowledge, my review of the relevant documents, my discussions with other employees of the Debtors, or my opinion based upon my experience and knowledge of the Debtors' operations and financial condition. If I were called upon to testify, I could and would testify to each of the facts set forth herein based on such personal knowledge, review of documents, discussions with other employees of the Debtors or opinion.

3. To the best of my knowledge, all of the Debtors' bank balances as of December 31, 2017 have been reconciled in an accurate and timely manner.

Dated: January 26, 2018

Respectfully submitted,

By: Christian Mezger
Title: Chief Financial Officer

In re: CIBER, Inc., et. al.
Debtor

Case No. **17-10772**
Reporting Period: **November & December 2017**

MOR-1: SCHEDULE OF DISBURSEMENTS BY LEGAL ENTITY
(US Dollars in Thousands)

Debtor Entity	Bankruptcy Case Number	Division	Disbursements
Ciber, Inc.	17-10772		$ (18,365)
Ciber, Inc. - Ordinary Course Disbursements			$ (17,826)
Ciber, Inc. - To Non-Debtors			$ (539)
Ciber International, LLC	17-10773		-
Ciber Consulting, Incorporated	17-10774		-
Total			**$ (18,365)**

Notes:

1. Amounts may also include voided disbursements.

2. "Ciber, Inc. - To Non-Debtors" consists primarily of disbursements to fund critical Ciber operations in Poland and CIBV.

2. The Debtors' disbursements fluctuate naturally in the ordinary course each month. While estimates of expenditures for the entirety of the Debtors' operations are made in the ordinary course of the Debtors' operations in order to, among other things, meet budgeting and operational needs, to estimate such expenditures monthly and their implications for the payment of quarterly fees would be time consuming and imprecise, possibly by a material amount. For this reason, the Debtors have not included an estimate of quarterly fees in this report.

In re: CIBER, Inc., et. al.
Debtor

Case No. 17-10772
Reporting Period: November & December 2017

MOR 1b(Dec): DECLARATION REGARDING THE SCHEDULE OF DISBURSEMENTS

Christian Mezger hereby declares under penalty of perjury:

1. I am the chief financial officer of Ciber, Inc. In that capacity I am familiar with the above-captioned debtors and debtors-in-possession (collectively the "Debtors") day-to-day operations, business affairs and books and records. I am authorized to submit this Declaration on behalf of the Debtors.

2. The Debtors submit the Declaration regarding cash disbursements in lieu of providing copies of the cash disbursements schedules.

3. All statements in the Declaration are based on my personal knowledge, my review of the relevant documents, my discussions with other employees of the Debtors, or my opinion based upon my experience and knowledge of the Debtors' operations and financial condition. If I were called upon to testify, I could and would testify to each of the facts set forth herein based on such personal knowledge, review of documents, discussions with other employees of the Debtors or opinion. I am authorized to submit this Declaration on behalf of the Debtors.

4. The Debtors have, on a timely basis, disbursed approximately $18 million for postpetition amounts and prepetition amounts payable under one or more orders entered by the Bankruptcy Court for the period of November 1, 2017 through December 31, 2017. Copies of the cash disbursement schedules are available for inspection upon request by the Office of the United States Trustee.

Dated: January 26, 2018

Respectfully submitted,

By: Christian Mezger
Title: Chief Financial Officer

In re: CIBER, Inc., et. al.
Debtor

Case No. 17-10772
Reporting Period: November & December 2017

MOR 1c: SCHEDULE OF PROFESSIONAL FEES AND EXPENSES PAID

PAYEE	Role in the case	Period Covered	Payment Date(s)	Amount Paid Fees	Amount Paid Expenses	Case-To-Date Fees	Case-To-Date Expenses
Alvarez & Marsal North America LLC	Debtors' Chief Restructuring Officer	September 1, 2017 - September 30, 2017 October 1, 2017 - October 31, 2017 November 1, 2017 - November 30, 2017	11/8/2017; 12/8/2017; 12/27/2017	$ 662,211	$ 23,107	$ 1,268,251	$ 42,151
Houlihan Lokey Capital, Inc.	Debtors' Investment Banker	n/a	n/a	$ -	$ -	$ -	$ -
Prime Clerk LLC	Debtors' Claims and Noticing Agent	October 1, 2017 - October 31, 2017	11/14/2017	$ 56,482	$ 76,489	$ 166,933	$ 188,933
Morrison & Foerster LLP	Counsel to Debtors and Debtors-in-Possession	September 1, 2017 - September 30, 2017; October 1, 2017 - October 31, 2017; November 1, 2017 - November 30, 2017	12/8/2017; 11/8/2017; 12/28/2017	$ 1,898,193	$ 30,750	$ 3,731,958	$ 44,238
Polsinelli PC	Delaware Counsel and Conflicts Counsel to the Debtors	September 1, 2017 - September 30, 2017	12/8/2017	$ 66,288	$ 150	$ 236,015	$ 2,999
Perkins Coie LLP	Lead Counsel to the Official Committee of Unsecured Creditors	August 1, 2017 - August 31, 2017; September 1, 2017 - September 30, 2017	11/8/2017; 12/28/2017	$ 345,512	$ 1,810	$ 562,610	$ 1,810
BDO Consulting, A Division of BDO USA, LLP	Financial Advisor for the Official Committee of Unsecured Creditors	August1, 2017 - August 31, 2017; September 1, 2017 - September 30, 2017	11/15/2017; 12/8/2017	$ 248,329	$ 369	$ 421,318	$ 369
Shaw Fishman Glantz & Towbin LLC	Counsel to the Official Committee of Unsecured Creditors	August 1 - August 31, 2017; September 1 - September 31, 2017	10/25/2017	$ 30,980	$ 1,361	$ 57,912	$ 3,343
			Total	$ 3,307,996	$ 134,036	$ 6,444,997	$ 283,846

In re: CIBER, Inc., et. al.
Debtor

Case No. 17-10772
Reporting Period: November & December 2017

MOR-2: STATEMENT OF OPERATIONS (Income Statement)
For the 61 Days Ended December 31, 2017
(US Dollars in Thousands)

	CIBER Inc.
Consulting services	-
Other revenues	-
Total revenues	
Cost of consulting services	8
Cost of other revenues	-
Total Cost	8
Gross Margin	(8)
Selling, general and admin. expenses (1)	16,823
EBITA	(16,831)
Goodwill Impairment	-
Amortization of intangible assets	-
Restructuring Charges	-
Management Charge/Allocation	-
Operating income	(16,831)
Interest income	-
Interest expense	-
Other income, net	-
Discontinued Operations	-
Gain/(Loss) on Sale	-
InterCo interest income (expense)	-
India TP Allocation	-
Transfer Pricing	-
Transaction gain (loss) - FX	-
Income before income taxes	(16,831)
Income tax expense	-
Net income	(16,831)
Less: net income-noncontrolling interest	
Net income attributable to CIBER, Inc.	(16,831)

Note 1
SG&A expense relates to accrual for claims and litigations that became estimable in both payment timing and value as at December 31, 2017

In re: CIBER, Inc., et. al.
Debtor

Case No. 17-10772
Reporting Period: November & December 2017

MOR-3: BALANCE SHEET
As at December 31, 2017
(US Dollars in Thousands)

	CIBER Inc.
Assets	
Current Assets	
Cash	16,688
Accounts Receivable	-
Prepaid expenses	-
Other current assets	522
Total current assets	17,210
Net property and equipment	-
Goodwill	-
Other intangibles, net	-
Deferred income taxes	-
Other assets	443
Restricted Cash	-
Investment in NA subs	-
Investment in Dutch CV	-
Investment in India	-
Total assets	17,653
Liabilities and Shareholders' Equity	
Current liabilities - Pre-Petition AP	15,415
Current liabilities - Post-Petition AP	3,975
Current liabilities - Other	1,448
Line of Credit	-
Lease costs - Long Term	-
Other long term liabilities	-
Deferred tax liability L-T	-
Long-term debt	-
Total liabilities	20,838
Common stock, $0.01 par value	827
Additional paid-in capital	388,808
Retained earnings	(392,817)
Foreign currency translation	-
Other - pension plan	-
Tax Effect - pension plan	-
RSU International Equity Reserve	-
Unrealized (loss)/gain on hedging activities	-
Treasury Stock	(3)
Total CIBER, Inc shareholders' equity	(3,185)
Noncontrolling Interest	
Total Shareholders' equity	(3,185)
Total liabilities and shareholder's equity	17,653

In re: CIBER, Inc., et. al.
Debtor

Case No. 17-10772
Reporting Period: November & December 2017

MOR-4: STATUS OF POST-PETITION TAXES

FEDERAL	Beginning Tax Liability	Amount Withheld or Accrued	Amount Paid	Date Paid	Check No. or EFT	Ending Tax Liability
See attached rider at MOR - 4 Rider						

In re: CIBER, Inc., et. al.
Debtor

Case No. 17-10772
Reporting Period: November & December 2017

MOR 4(Dec): DECLARATION REGARDING THE STATUS OF POST-PETITION TAXES

Christian Mezger hereby declares under penalty of perjury:

1. I am the chief financial officer of Ciber, Inc. In that capacity I am familiar with the above-captioned debtors and debtors-in-possession (collectively the "Debtors") day-to-day operations, business affairs and books and records. I am authorized to submit this Declaration on behalf of the Debtors.

2. All statements in the Declaration are based on my personal knowledge, my review of the relevant documents, my discussions with other employees of the Debtors, or my opinion based upon my experience and knowledge of the Debtors' operations and financial condition. If I were called upon to testify, I could and would testify to each of the facts set forth herein based on such personal knowledge, review of documents, discussions with other employees of the Debtors or opinion. I am authorized to submit this Declaration on behalf of the Debtors.

3. To the best of my knowledge and except as otherwise set forth in this Monthly Operating Report, all of the Debtors have filed all necessary federal, state and local tax returns and have timely made (or are in the process of remediating any immaterial late filings or payments) all related required post-petition tax payments.

Dated: January 26, 2018

Respectfully submitted,

By: Christian Mezger
Title: Chief Financial Officer

In re: CIBER, Inc., et. al.
Debtor

Case No. 17-10772
Reporting Period: November & December 2017

MOR-4: SUMMARY OF UNPAID POST-PETITION DEBTS
(US Dollars in Thousands)

		NUMBER OF DAYS PAST DUE				
Debtor name	**Current**	**0-30**	**31-60**	**61-90**	**>90**	**Total**
Investor Relations	-	-	-	-	1	1
Legal	1,497	174	12	-	-	1,683
Other	2,084	40	31	-	-	2,155
Tax Services	-	33	-	-	-	33
Telco	-	-	42	61	-	103
Total Gross Accounts Payable	**3,581**	**247**	**85**	**61**	**1**	**3,975**

1. The post-petition accounts payable reported represents open and outstanding trade vendor invoices that have been entered into the Debtors' accounts payable systems. This summary does not include accruals for invoices not yet received or for invoices not yet entered into the Debtors' accounts payable system.

In re: CIBER, Inc., et. al.
Debtor

Case No. 17-10772
Reporting Period: November & December 2017

MOR-5: ACCOUNTS RECEIVABLE RECONCILIATION AND AGING
(US Dollars in Thousands)

The Accounts Receivable reflected on the Debtor's balance sheet is made up of several accounts that consist of billed AR, unbilled AR, and accrued revenue accounts. Items are not added to an aging report until they have been transferred/classified as billed AR. The aging report below includes amounts owing from vendors that are billed.

	NUMBER OF DAYS PAST DUE					
Vendor Name	Current	0 - 30	31 - 60	61 - 90	> 90	Total
AR - Billed	-	-	-	-	4,943	4,943
AR - Accrued Revenue	-	-	-	-	-	-
AR - Accrued Flat/LOE/Maint	-	-	-	-	-	-
AR - Project Unbilled	-	-	-	-	-	-
AR - Retainage	-	-	-	-	-	-
AR - Other	-	-	-	-	-	-
AR - Hardware Unbilled	-	-	-	-	-	-
AR - Allowance	(4,943)	-	-	-	-	(4,943)
Total	(4,943)	-	-	-	4,943	-

In re: CIBER, Inc., et. al.
Debtor

Case No. 17-10772
Reporting Period: November & December 2017

MOR-5: DEBTOR QUESTIONNAIRE

Must be completed each month	Yes	No
1. Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below - Note 1		X
2. Have any funds been disbursed from any account other than a debtor in possession account this reporting		X
3. Have all post petition tax returns been timely filed? If no, provide an explanation below.	X	
4. Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.	X	
5. Has any bank account been opened during the reporting period? If yes, provide documentation identifying the opened account(s). If an investment account has been opened provide the required documentation pursuant to the Delaware Local Rule 4001-3. (1) - Note 2		X

In re: CIBER, Inc., et. al.
Debtor

Case No. 17-10772
Reporting Period: November & December 2017

MOR-4 Rider: Payments of Taxes

Debtor	Paying entity	Payee	Type of Tax	Date paid	Check #/Wire	Total paid	Pre-petition	Post-petition
Ciber, Inc.	Ciber, Inc.	CSC	AZ filing	04-Dec-17	check 5505921	$ 150.00	$ -	$ 150.00
Ciber, Inc.	Ciber, Inc.	CSC	TN document retrieval-legal	29-Dec-17	check 5505930	$ 134.14	$ -	$ 134.14
Ciber, Inc.	Ciber, Inc.					$ -	$ -	$ -
Ciber, Inc.	Ciber, Inc.					$ -	$ -	$ -
Ciber, Inc.	Ciber, Inc.					$ -	$ -	$ -
Ciber, Inc.	Ciber, Inc.					$ -	$ -	$ -
Ciber, Inc.	Ciber, Inc.					$ -	$ -	$ -
Ciber, Inc.	Ciber, Inc.					$ -	$ -	$ -
Ciber, Inc.	Ciber, Inc.					$ -	$ -	$ -
Ciber, Inc.	Ciber, Inc.					$ -	$ -	$ -
Ciber, Inc.	Ciber, Inc.					$ -	$ -	$ -
Ciber, Inc.	Ciber, Inc.					$ -	$ -	$ -
Ciber, Inc.	Ciber, Inc.					$ -	$ -	$ -